Exhibit 10.9

[DEFERRAL PERMITTED]

TEGAL CORPORATION

2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE AND
RESTRICTED STOCK UNIT AWARD AGREEMENT

Tegal Corporation, a Delaware corporation (the "Company"), pursuant to its 2007 Incentive Award Plan (the "Plan"), hereby grants to the holder listed below ("Participant"), an award of restricted stock units ("Restricted Stock Units" or "RSUs") with respect to the number of shares of the Company's common stock, par value $0.01 (the "Shares"). This award for Restricted Stock Units (this "RSU Award") is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the "Restricted Stock Unit Agreement") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Unit Agreement.

Participant:	Thomas Mika

Grant Date:	November 5, 2010

Vesting Commencement Date:	November 5, 2010

Total Number of RSUs Subject to Award:	350,000 shares

Vesting Schedule:	The RSU Award shall vest 38,489 on November 5, 2010, 87,500 vesting on November 5, 2011, 87,500 vesting on November 5, 2012, 87,500 vesting on November 5, 2013, and 49,011 vesting on November 5, 2014

Distribution Schedule:	The RSUs shall be distributable in accordance with Section 2.1(c) of the Restricted Stock Unit Agreement.

By his or her signature and the Company's signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. The Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement.

TEGAL CORPORATION		PARTICIPANT

By:	/s/ Christine T. Hergenrother	By:	/s/ Thomas R. Mika
Print Name:	Christine T. Hergenrother	Print Name:	Thomas R. Mika
Title:	Vice President & CFO
Address:		Address:

EXHIBIT A

TO RESTRICTED STOCK UNIT AWARD GRANT NOTICE
TEGAL CORPORATION
RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Unit Award Grant Notice (the "Grant Notice") to which this Restricted Stock Unit Award Agreement (this "Agreement") is attached, Tegal Corporation, a Delaware corporation (the "Company"), has granted to Participant the right to receive the number of Restricted Stock Units under the Company's 2007 Incentive Award Plan (the "Plan"), with respect to the number of shares of the Company's common stock, par value $0.01 (the "Stock").

ARTICLE I.

GENERAL

1.1 Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

(a) "Administrator" shall mean the Board of Directors or the Committee responsible for conducting the general administration of the Plan in accordance with Article 13 of the Plan; provided that if Participant is a Non-Employee Director, "Administrator" shall mean the Board of Directors.

(b) "Termination of Consultancy" shall mean the time when the engagement of the Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous reestablishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(c) "Termination of Directorship" shall mean the time when the Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

(d) "Termination of Employment" shall mean the time when the employee-employer relationship between the Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.

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(e) "Termination of Services" shall mean the last to occur of a Participant's Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable. A Participant shall not be deemed to have a Termination of Services merely because of a change in the capacity in which the Participant renders service to the Company or any Subsidiary (i.e., a Participant who is an Employee becomes a Consultant) or a change in the entity for which the Participant renders such service (i.e., an Employee of the Company becomes an Employee of a Subsidiary), unless following such change in capacity or service the Participant is no longer serving as an Employee, Director or Consultant of the Company or any Subsidiary.

1.2 Incorporation of Terms of Plan. The RSU Award and this Agreement are subject to the Plan, the terms and conditions of which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK UNITS

2.1 Award of Restricted Stock Units.

(a) Award. In consideration of Participant's agreement to remain in the service or employ of the Company or one of its affiliates, and for other good and valuable consideration, the Company hereby grants to Participant the right to receive the number of RSUs set forth in the Grant Notice, subject to all of the terms and conditions set forth in this Agreement, the Grant Notice and the Plan (the "RSU Award"). Each RSU represents the right to receive one Share. Participant is an Employee, a member of the Board of Directors or other Service Provider. Prior to actual issuance of any Shares, the RSUs and the RSU Award represent an unsecured obligation of the Company, payable only from the general assets of the Company.

(b) Vesting. The RSUs subject to the RSU Award shall vest in accordance with the Vesting Schedule set forth in the Grant Notice. Unless and until the RSUs have vested in accordance with the vesting schedule set forth in the Grant Notice, Participant will have no right to any distribution with respect to such RSUs. In the event of Participant's Termination of Services prior to the vesting of all of the RSUs, any unvested RSUs will terminate automatically without any further action by the Company and be forfeited without further notice and at no cost to the Company.

(c) Distribution of Stock.

(i) Stock shall be distributed to Participant (or in the event of Participant's death, to his or her estate) with respect to such Participant's vested Restricted Stock Units granted to Participant pursuant to this Restricted Stock Unit Agreement, subject to the terms and provisions of the Plan and this Restricted Stock Unit Agreement, commencing following the earliest to occur of the following events (each, a "Distribution Event"):

(1) Participant's "separation from service" within the meaning of Section 409A(2)(A)(i) of the Code and the Treasury Regulations thereunder; provided, however, that if Participant is a "specified employee" at the time of Participant's "separation from service," the "Distribution Event" for purposes of this Section 2.3(a)(i) shall be the date that is six months after Participant's "separation from service" (or, if earlier, the date of Participant's death). For purposes of this Section 2.3(a)(i), Participant shall be a "specified employee" if Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company and any stock of the Company is publicly-traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder;

(2) The date Participant becomes "disabled" within the meaning of Section 409A(2)(C) of the Code and the Treasury Regulations thereunder;

(3) Participant's death;

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(4) The date immediately prior to a Change in Control, so long as such "Change in Control" constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(2)(A)(v) of the Code and the Treasury Regulations thereunder; or

(5) November 5, 2014.

(ii) Subject to Sections 2.1(c)(i) and 2.2, following a Distribution Event, the Stock issuable with respect to Participant's vested Restricted Stock Units shall be distributed to him or her in a lump sum within ten (10) days.

(iii) All distributions shall be made by the Company in the form of whole shares of Common Stock.

(iv) Notwithstanding the foregoing, shares of Common Stock shall be issuable pursuant to a Restricted Stock Unit at such times and upon such events as are specified in this Agreement only to the extent issuance under such terms will not cause the Restricted Stock Units or the shares of Common Stock issuable pursuant to the Restricted Stock Units to be includible in the gross income of Participant under Section 409A of the Code prior to such times or the occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder.

(d) General. Stock issued under the RSU Award shall be issued to Participant or Participant's beneficiaries, as the case may be, at the sole discretion of the Administrator, in either (A) uncertificated form, with the Shares recorded in the name of Participant in the books and records of the Company's transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement; or (B) certificate form.

2.2 Unforeseeable Emergency.

(a) If Participant experiences an Unforeseeable Emergency (as defined below), Participant may petition the Administrator for the right to receive a partial or full distribution of the shares of Common Stock distributable with respect to his or her vested Restricted Stock Units under this Agreement. If, in the sole discretion of the Administrator, Participant's petition is approved, the Unforeseeable Emergency shall be deemed a "Distribution Event" with respect to the number of shares of Common Stock distributable with respect to Participant's vested Restricted Stock Units as are approved for distribution by the Administrator. Participant shall then be entitled to receive such Stock pursuant to Section 2.1(c)(ii).

(b) For purposes of this Section 2.2, an "Unforeseeable Emergency" shall mean a severe financial hardship to Participant resulting from an illness or accident of Participant, Participant's spouse, or a dependent (as defined in Section 152(a) of the Code) of Participant, loss of Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of Participant. The Fair Market Value of the Stock distributed to Participant with respect to the Unforeseeable Emergency may not exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of Participant's assets (to the extent liquidation of such assets would not itself cause severe financial hardship), as determined under the Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code.

2.3 Changes to Form or Time of Distribution. Except as provided in Section 2.2, neither the time nor form of distribution of Stock with respect to the Restricted Stock Units under this Restricted Stock Unit Agreement may be changed, except as may be permitted by the Administrator in accordance with Article 12 of the Plan and Section 409A of the Code and the Treasury Regulations thereunder.

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2.4 Tax Withholding; Conditions to Issuance of Certificates. Notwithstanding any other provision of this Agreement (including, without limitation, Section 2.1(b) hereof):

(a) No new certificate shall be delivered to Participant or his legal representative unless and until Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the vesting of the RSUs or the distribution of Shares issuable therunder, or other taxable event related to the Restricted Stock Units. The Administrator may permit Participant to satisfy the tax withholding obligations using any of the methods prescribed in the Plan as determined in the sole discretion of the Administrator.

(b) The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the RSUs vest as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE III.

OTHER PROVISIONS

3.1 RSU Award and Interests Not Transferable. This RSU Award and the rights and privileges conferred hereby, including the RSUs awarded hereunder, shall not be liable for the debts, contracts or engagements of Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

3.2 Rights as Shareholder. Neither the Participant nor any person claiming under or through the Participant shall have any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable hereunder unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant shall have all the rights of a shareholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares; provided, however, that at the discretion of the Company, and prior to the delivery of Shares, Participant may be required to execute a shareholders agreement in such form as shall be determined by the Company.

3.3 Not a Contract of Employment or other Service Relationship. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any of its affiliates.

3.4 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

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3.5 Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.6 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board of Directors, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of Participant.

3.7 Notices. Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to Participant to his address shown in the Company records, and to the Company at its principal executive office.

3.8 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

3.9 Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, "Section 409A"). The Administrator may, in its discretion, adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate to comply with the requirements of Section 409A.

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[deferral permitted]

Tegal Corporation

2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE AND
RESTRICTED STOCK UNIT AWARD AGREEMENT

Tegal Corporation, a Delaware corporation (the “Company”), pursuant to its 2007 Incentive Award Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an award of restricted stock units (“Restricted Stock Units” or “RSUs”) with respect to the number of shares of the Company’s common stock, par value $0.01 (the “Shares”). This award for Restricted Stock Units (this “RSU Award”) is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Restricted Stock Unit Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Unit Agreement.

Participant:	Christine Hergenrother

Grant Date:	November 5, 2010

Vesting Commencement Date:	November 5, 2014

Total Number of RSUs Subject to Award:	215,181 shares

Vesting Schedule:	The RSU Award shall vest 16,495 on November 5, 2010, 53,795 vesting on November 5, 2011, 53,795 vesting on November 5, 2012, 53,795 vesting on November 5, 2013, and 37,301 vesting on November 5, 2014

Distribution Schedule:	The RSUs shall be distributable in accordance with Section 2.1(c) of the Restricted Stock Unit Agreement.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. The Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement.

TEGAL CORPORATION		PARTICIPANT

By:	/s/ Thomas R. Mika	By:	/s/ Christine T. Hergenrother
Print Name:	Thomas R. Mika	Print Name:	Christine T. Hergenrother
Title:	President & CEO
Address:		Address:

EXHIBIT A
TO RESTRICTED STOCK UNIT AWARD GRANT NOTICE

TEGAL CORPORATION
RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Unit Award Agreement (this “Agreement”) is attached, Tegal Corporation, a Delaware corporation (the “Company”), has granted to Participant the right to receive the number of Restricted Stock Units under the Company’s 2007 Incentive Award Plan (the “Plan”), with respect to the number of shares of the Company’s common stock, par value $0.01 (the “Stock”).

ARTICLE I.

general

1.1 Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

(a) “Administrator” shall mean the Board of Directors or the Committee responsible for conducting the general administration of the Plan in accordance with Article 13 of the Plan; provided that if Participant is a Non-Employee Director, “Administrator” shall mean the Board of Directors

(b) “Termination of Consultancy” shall mean the time when the engagement of the Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(c) “Termination of Directorship” shall mean the time when the Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

(d) “Termination of Employment” shall mean the time when the employee-employer relationship between the Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.

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(e) “Termination of Services” shall mean the last to occur of a Participant’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable. A Participant shall not be deemed to have a Termination of Services merely because of a change in the capacity in which the Participant renders service to the Company or any Subsidiary (i.e., a Participant who is an Employee becomes a Consultant) or a change in the entity for which the Participant renders such service (i.e., an Employee of the Company becomes an Employee of a Subsidiary), unless following such change in capacity or service the Participant is no longer serving as an Employee, Director or Consultant of the Company or any Subsidiary.

1.2 Incorporation of Terms of Plan. The RSU Award and this Agreement are subject to the Plan, the terms and conditions of which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

award of restricted stock units

2.1 Award of Restricted Stock Units.

(a) Award. In consideration of Participant’s agreement to remain in the service or employ of the Company or one of its affiliates, and for other good and valuable consideration, the Company hereby grants to Participant the right to receive the number of RSUs set forth in the Grant Notice, subject to all of the terms and conditions set forth in this Agreement, the Grant Notice and the Plan (the “RSU Award”). Each RSU represents the right to receive one Share. Participant is an Employee, a member of the Board of Directors or other Service Provider. Prior to actual issuance of any Shares, the RSUs and the RSU Award represent an unsecured obligation of the Company, payable only from the general assets of the Company.

(b) Vesting. The RSUs subject to the RSU Award shall vest in accordance with the Vesting Schedule set forth in the Grant Notice. Unless and until the RSUs have vested in accordance with the vesting schedule set forth in the Grant Notice, Participant will have no right to any distribution with respect to such RSUs. In the event of Participant’s Termination of Services prior to the vesting of all of the RSUs, any unvested RSUs will terminate automatically without any further action by the Company and be forfeited without further notice and at no cost to the Company.

(c) Distribution of Stock.

(i) Stock shall be distributed to Participant (or in the event of Participant’s death, to his or her estate) with respect to such Participant’s vested Restricted Stock Units granted to Participant pursuant to this Restricted Stock Unit Agreement, subject to the terms and provisions of the Plan and this Restricted Stock Unit Agreement, commencing following the earliest to occur of the following events (each, a “Distribution Event”):

(1) Participant’s “separation from service” within the meaning of Section 409A(2)(A)(i) of the Code and the Treasury Regulations thereunder; provided, however, that if Participant is a “specified employee” at the time of Participant’s “separation from service,” the “Distribution Event” for purposes of this Section 2.3(a)(i) shall be the date that is six months after Participant’s “separation from service” (or, if earlier, the date of Participant’s death). For purposes of this Section 2.3(a)(i), Participant shall be a “specified employee” if Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company and any stock of the Company is publicly-traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder;

(2) The date Participant becomes “disabled” within the meaning of Section 409A(2)(C) of the Code and the Treasury Regulations thereunder;

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(3) Participant’s death;

(4) The date immediately prior to a Change in Control, so long as such “Change in Control” constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(2)(A)(v) of the Code and the Treasury Regulations thereunder; or

(5) November 5, 2014.

(ii) Subject to Sections 2.1(c)(i) and 2.2, following a Distribution Event, the Stock issuable with respect to Participant’s vested Restricted Stock Units shall be distributed to him or her in a lump sum within ten (10) days.

(iii) All distributions shall be made by the Company in the form of whole shares of Common Stock.

(iv) Notwithstanding the foregoing, shares of Common Stock shall be issuable pursuant to a Restricted Stock Unit at such times and upon such events as are specified in this Agreement only to the extent issuance under such terms will not cause the Restricted Stock Units or the shares of Common Stock issuable pursuant to the Restricted Stock Units to be includible in the gross income of Participant under Section 409A of the Code prior to such times or the occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder.

(d) General. Stock issued under the RSU Award shall be issued to Participant or Participant’s beneficiaries, as the case may be, at the sole discretion of the Administrator, in either (A) uncertificated form, with the Shares recorded in the name of Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement; or (B) certificate form.

2.2 Unforeseeable Emergency.

(a) If Participant experiences an Unforeseeable Emergency (as defined below), Participant may petition the Administrator for the right to receive a partial or full distribution of the shares of Common Stock distributable with respect to his or her vested Restricted Stock Units under this Agreement. If, in the sole discretion of the Administrator, Participant’s petition is approved, the Unforeseeable Emergency shall be deemed a “Distribution Event” with respect to the number of shares of Common Stock distributable with respect to Participant’s vested Restricted Stock Units as are approved for distribution by the Administrator. Participant shall then be entitled to receive such Stock pursuant to Section 2.1(c)(ii).

(b) For purposes of this Section 2.2, an “Unforeseeable Emergency” shall mean a severe financial hardship to Participant resulting from an illness or accident of Participant, Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of Participant, loss of Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of Participant. The Fair Market Value of the Stock distributed to Participant with respect to the Unforeseeable Emergency may not exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of Participant’s assets (to the extent liquidation of such assets would not itself cause severe financial hardship), as determined under the Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code.

2.3 Changes to Form or Time of Distribution. Except as provided in Section 2.2, neither the time nor form of distribution of Stock with respect to the Restricted Stock Units under this Restricted Stock Unit Agreement may be changed, except as may be permitted by the Administrator in accordance with Article 12 of the Plan and Section 409A of the Code and the Treasury Regulations thereunder.

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2.4 Tax Withholding; Conditions to Issuance of Certificates. Notwithstanding any other provision of this Agreement (including, without limitation, Section 2.1(b) hereof):

(a) No new certificate shall be delivered to Participant or his legal representative unless and until Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the vesting of the RSUs or the distribution of Shares issuable therunder, or other taxable event related to the Restricted Stock Units. The Administrator may permit Participant to satisfy the tax withholding obligations using any of the methods prescribed in the Plan as determined in the sole discretion of the Administrator.

(b) The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the RSUs vest as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE III.

other provisions

3.1 RSU Award and Interests Not Transferable. This RSU Award and the rights and privileges conferred hereby, including the RSUs awarded hereunder, shall not be liable for the debts, contracts or engagements of Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

3.2 Rights as Shareholder. Neither the Participant nor any person claiming under or through the Participant shall have any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable hereunder unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant shall have all the rights of a shareholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares; provided, however, that at the discretion of the Company, and prior to the delivery of Shares, Participant may be required to execute a shareholders agreement in such form as shall be determined by the Company.

3.3 Not a Contract of Employment or other Service Relationship. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any of its affiliates.

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3.4 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.5 Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.6 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board of Directors, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of Participant.

3.7 Notices. Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to Participant to his address shown in the Company records, and to the Company at its principal executive office.

3.8 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

3.9 Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Administrator may, in its discretion, adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate to comply with the requirements of Section 409A.

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